Consent Of Independent Auditors

     We consent to the references to our firm under the captions "Financial Highlights" in the prospectus and "Auditors" and "Annual Report" in the Statement of Additional Information, both included in Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (No. 333-18653) of The Dean Family of Funds and to the use of our report dated May 5, 1999, incorporated therein.

                                                     /s/ Ernst & Young LLP


Cincinnati, Ohio
May 28, 1999